UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22561

                             SkyBridge G II Fund, LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-4th Floor

                         New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-4th Floor

                         New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 485-3100

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SkyBridge G II Fund, LLC

Annual Report

March 31, 2020

Important Notice to Shareholders

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Company’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on www.skybridge.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by contacting the Company at 1-855-631-5474.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting the Company at 1-855-631-5474.

SkyBridge G II Fund, LLC

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

SkyBridge G II Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SkyBridge G II Fund, LLC (the “Company”), including the schedule of investments, as of March 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in shareholders’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2020, by correspondence with custodians and underlying fund managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of SkyBridge G II Fund, LLC since 2014.

New York, New York

May 28, 2020

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

SkyBridge G II Fund, LLC

Statement of Assets and Liabilities

March 31, 2020

Assets
Investments in Investment Funds, at fair value (cost $88,526,738)	$75,922,395
Cash	4,787,663
Receivable for redemptions from Investment Funds	12,473,604
Receivable from pending trades	6,028,830
Interest receivable	3,184
Other assets	27,089

Total assets	99,242,765

Liabilities

Redemptions payable	971,790
Professional fees payable	216,910
Management fee payable	50,989
Director’s fees payable	20,060
Accounts payable and other accrued expenses	48,653

Total liabilities	1,308,402

Commitments and contingencies (see Note 3)

Shareholders’ Capital (125,801.094 Shares Outstanding)	$97,934,363

Net asset value per share	$778.49

Composition of Shareholders’ Capital

Paid-in capital	$131,039,726
Distributable earnings (loss)	(33,105,363)

Shareholders’ Capital	$97,934,363

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Schedule of Investments

March 31, 2020

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡

Directional Macro
Kirkoswald Global Macro Fund Ltd - b	10/1/2019	$ 2,100,000	$ 2,440,392	2.49%

Total Directional Macro		2,100,000	2,440,392	2.49

Event Driven
400 Capital Credit Opportunities Fund LP - a,c	11/01/2014	2,812,500	3,303,018	3.37
400 Capital Credit Opportunities Fund Ltd. - a,c	07/01/2019	3,570,000	3,001,196	3.06
AG Mortgage Value Partners, L.P. - a,c	10/01/2018	9,640,000	7,237,670	7.39
Axonic Credit Opportunities Fund L.P. - c	01/01/2014	5,631,222	4,095,902	4.18
Axonic Credit Opportunities Overseas Fund, Ltd. - c	01/01/2016	402,615	388,309	0.40
Axonic Special Opportunities SBL Master Fund, LP -c,d	05/01/2019	5,485,000	4,330,651	4.42
Bayview Liquid Credit Strategies Offshore, L.P. -a,c,f	09/01/2017	6,764,761	4,803,208	4.91
CQS ABS Feeder Fund Ltd - c	04/01/2019	600,000	368,671	0.38
Galton Mortgage Strategies Offshore Fund, Ltd. - a,c	03/01/2019	1,650,000	1,225,029	1.25
Galton Mortgage Strategies Onshore Fund, L.P. - a,c	07/01/2018	7,698,000	5,793,696	5.92
Marathon Securitized Credit Fund, Ltd. - a,c	01/01/2014	4,884,573	5,057,558	5.16
Medalist Partners Harvest Fund Ltd - c,f	07/01/2017	1,950,000	1,103,271	1.13
Medalist Partners Harvest Fund, LP - c,f	08/01/2016	3,924,506	2,027,064	2.07
Mudrick Distressed Opportunity Fund, L.P. - c,d	09/01/2019	1,250,000	1,036,250	1.06
Prophet Opportunity Partners LP - c,f	04/01/2016	1,326,913	861,593	0.88
Seer Capital Partners Fund L.P. - c	01/01/2014	2,668,053	3,107,963	3.17
Seer Capital Partners Offshore Fund Ltd. - c	04/01/2016	744,019	943,155	0.96
Solus LLC - Class L Band 2Y - d,e	04/01/2019	255,893	276,421	0.28
Waterfall Eden Fund Ltd. - a,c	04/01/2019	595,321	514,647	0.53
Waterfall Eden Fund, L.P. - a,c	01/01/2014	2,377,804	2,412,724	2.46

Total Event Driven		64,231,180	51,887,996	52.98

Relative Value
Context Partners Fund, L.P. - c	02/01/2019	975,000	999,380	1.02
EJF Debt Opportunities Fund, L.P. - c,f	01/01/2014	121,745	122,945	0.12
Galton Agency MBS Offshore Fund, Ltd. - a,b	02/01/2019	3,650,000	4,265,958	4.36
Hildene Opportunities Fund II, L.P. - a,c,f	04/01/2017	1,685,924	1,643,631	1.68
Hildene Opportunities Fund, L.P. - a,c,f	01/01/2017	3,395,099	3,872,553	3.95
Hildene Opportunities Offshore Fund II, Ltd. - a,c,f	10/01/2017	1,067,800	960,690	0.98
Linden Investors LP - a,c	01/01/2015	7,344,599	7,009,376	7.16
Metacapital Mortgage Opportunities Fund, L.P. Class B - a,c,f	01/01/2014	476,250	267,055	0.27
Millennium International, Ltd. - a,c	08/01/2015	554,923	720,584	0.74
Parallax Fund LP - c	05/01/2016	853,311	886,948	0.91
Shoals Financials Opportunity Fund, LP - a,c	10/01/2018	850,000	656,602	0.67
Tempo Volatility Fund LLC - b,f	05/01/2016	1,220,907	188,285	0.19

Total Relative Value		22,195,558	21,594,007	22.05

Total Investments in Investment Funds - *		$ 88,526,738	$ 75,922,395	77.52

Other Assets, less Liabilities			22,011,968	22.48

Shareholders’ Capital			$ 97,934,363	100.00%

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Schedule of Investments (continued)

March 31, 2020

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	As of March 31, 2020, subject to gated redemptions (these are investor-level percentage limitations on redemption).
b	Redemptions permitted monthly.
c	Redemptions permitted quarterly.
d	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
e	Redemptions permitted semi-annually.
f	As of March 31, 2020, redemptions are temporarily suspended.
‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Statement of Operations

Year Ended March 31, 2020

Investment income
Interest income	$16,849

Total investment income	16,849

Expenses
Management fee	1,046,997
Administration fees	348,008
Professional fees	271,161
Filing fees	120,131
Risk monitoring fees	116,360
Underwriting fees	96,000
Interest expense	50,335
Director’s fees and expenses	43,369
Custodian fees	18,568
Miscellaneous expenses	157,938

Total expenses	2,268,867

Less: Waivers and/or expense reimbursements	(419,632)

Net expenses	1,849,235

Net investment loss	(1,832,386)

Net realized gain and net change in unrealized depreciation on investments in Investment Funds, securities and derivative contracts

Net realized gain on sales of investments in Investment Funds	1,720,279
Net realized gain from securities and derivative contracts	545,525
Net change in unrealized depreciation on investments in Investment Funds	(27,782,472)

Net realized gain and net change in unrealized depreciation on investments in Investment Funds, securities and derivative contracts	(25,516,668)

Net decrease in Shareholders’ capital from operations	$(27,349,054)

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Statements of Changes in Shareholders’ Capital

	Year Ended March 31, 2020	Year Ended March 31, 2019
Operations

Net investment loss	$(1,832,386)	$(1,655,648)
Net realized gain on sales of investments in Investment Funds	1,720,279	2,692,415
Net realized gain from securities and derivative contracts	545,525	–
Net change in unrealized appreciation/(depreciation) on investments in Investment Funds	(27,782,472)	2,044,556

Net increase/(decrease) in Shareholders’ Capital from operations	(27,349,054)	3,081,323

Distributions

Distributions from distributable loss	(3,384,767)	(3,612,469)
Tax return of capital	(351,799)	(116,873)

Decrease in Shareholders’ Capital from Distributions to Shareholders	(3,736,566)	(3,729,342)

Shareholders’ Capital Transactions
Capital contributions	15,384,993	36,644,565
Reinvestment of distributions	3,662,000	3,663,040
Capital redemptions	(8,240,146)	(6,400,061)

Increase in Shareholders’ Capital from Capital Transactions	10,806,847	33,907,544

Shareholders’ Capital at beginning of year	118,213,136	84,953,611

Shareholders’ Capital at end of year (125,801.094 and 115,610.800 shares outstanding at March 31, 2020 and March 31, 2019, respectively)	$97,934,363	$118,213,136

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Statement of Cash Flows

Year Ended March 31, 2020

Cash flows from operating activities

Net decrease in Shareholders’ capital from operations	$(27,349,054)
Adjustments to reconcile net decrease in shareholders’ capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(36,125,000)
Proceeds from disposition of investments in Investment Funds and pending trades	35,117,471
Purchases of investments in securities and derivative contracts	(7,083,828)
Proceeds from disposition of investments in securities and derivative contracts	7,629,353
Net realized gain on sales of investments in Investment Funds	(1,720,279)
Net realized gain from securities and derivative contracts	(545,525)
Net change in unrealized depreciation on investments in Investment Funds	27,782,472
Changes in operating assets and liabilities:
Increase in interest receivable	(1,799)
Increase in other assets	(1,193)
Increase in professional fees payable	18,220
Decrease in management fee payable	(77,005)
Decrease in director’s fee payable	(278)
Decrease in interest payable	(715)
Decrease in accounts payable and other accrued expenses	(35,513)

Net cash used in operating activities	(2,392,673)

Cash flows from financing activities

Capital contributions, net of change in contributions received in advance	13,674,993
Distributions paid	(74,566)
Capital redemptions, net of change in redemptions payable	(8,603,591)
Proceeds from loan payable	22,750,000
Payments for loan payable	(22,750,000)

Net cash provided by financing activities	4,996,836

Net increase in cash	2,604,163

Cash at beginning of year	2,183,500

Cash at end of year	$4,787,663

Supplemental disclosure of financing activities:

Decrease in contributions received in advance	$(1,710,000)

Decrease in redemptions payable	$(363,445)

Reinvestment of distributions	$662,000

Supplemental disclosure of cash flow information:

Interest paid during the year	$51,050

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Financial Highlights

	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value per Share, beginning of year:	$1,022.51	$1,028.00	$983.98	$925.14	$1,034.01

Income/(loss) from investment operations:
Net investment (loss)*	(15.12)	(15.52)	(15.06)	(14.00)	(14.95)
Net realized and unrealized gain/(loss) from investments	(198.60)	44.52	101.30	88.09	(91.08)

Total income/(loss) from investment operations	(213.72)	29.00	86.24	74.09	(106.03)

Distributions from net investment income	(30.30)	(34.49)	(42.22)	(15.25)	(2.84)

Total distributions	(30.30)	(34.49)	(42.22)	(15.25)	(2.84)

Net Asset Value per Share, end of year:	$778.49	$1,022.51	$1,028.00	$983.98	$925.14

Total return	(21.60%)	2.89%	8.88%	8.05%	(10.27%)

Ratios/Supplemental Data:

Shareholders’ capital, end of year	$97,934,363	$118,213,136	$84,953,611	$94,209,402	$114,433,458

Portfolio turnover	30.74%(b)	29.99%	26.29%	41.51%	52.91%

Ratio of expenses to average Shareholders’ capital**	1.50%(a)	1.50%(a)	1.50%(a)	1.50%(a)	1.50%(a)

Ratio of net investment loss to average Shareholders’ capital**	(1.49%)	(1.48%)	(1.50%)	(1.50%)	(1.50%)

The above ratios and total returns may vary for individual investors based on the timing of capital transactions during the year.

(a)

The ratio of expenses includes management fee waiver and administration fee waiver in the amounts of $319,035 and $100,597, respectively, for the year ended March 31, 2020, $111,269 and $55,491 for the year ended March 31, 2019, $249,917 and $44,996 for the year ended March 31, 2018, $242,060 and $59,943, for the year ended March 31, 2017, $183,415 and $61,357 for the year ended March 31, 2016. Had the Company not included the waivers, the ratio of expenses to average Shareholders’ capital would have been 1.84%, 1.65%, 1.83%, 1.76%, and 1.70% for each of the above periods, respectively.

(b)	The portfolio turnover excludes ETF transactions, had ETF transactions been included, the portfolio turnover would be 35.98%.

*	Per share data of net investment loss is computed using the total of monthly income and expense divided by beginning of month shares.

**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Notes to Financial Statements

March 31, 2020

1.	Organization

SkyBridge G II Fund, LLC (the “Company”) was organized as a Delaware limited liability company on May 9, 2011 and commenced operations on January 2, 2014. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser” or “SkyBridge”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors (each member a “Director” and collectively, the “Board of Directors”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Portfolio Valuation

The Company accounts for its investments in accordance with GAAP, and fair values its investments in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

The Company has formal valuation procedures approved by the Board of Directors. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Valuation Committee, which is under the purview of the Board of Directors, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected and the outcomes are reliable.

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund using net asset value, or its equivalent, (“NAV”) as a practical expedient or as otherwise determined in accordance with the Company’s valuation procedures.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. The NAV supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Statement of Operations nor in expenses and net investment loss ratios reflected in the Financial Highlights.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from monthly to semi-annual, subject to various lock-up on liquidity provisions and redemption gates. Investment Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of March 31, 2020. The underlying investments of each Investment Fund are accounted for at fair value as

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

b. Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after a previous valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value and Shareholder accounts, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be immaterial. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, are evaluated qualitatively and quantitatively by management of the Company in determining if adjustment is to be made. All retroactive adjustments are reported to the Company’s Valuation Committee and reported to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

c. Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/(depreciation) on investments in Investment Funds on the Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

d. Income Taxes

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RICs”) and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. During the year ended March 31, 2020, the Company did not incur any excise tax.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2020, no provision for income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes tax related interest and penalties, if any, as income tax expense in the Statement of Operations. During the year ended March 31, 2020, the Company did not incur any interest or penalties.

e. Cash

Cash represents cash in an opened sweep account. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

f. Use of Estimates and Reclassifications

The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Fair Value Disclosures

The Company uses the NAV, as a practical expedient, provided by Investment Funds as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

The following is a summary of the Company’s assets measured at fair value as of March 31, 2020, by ASC 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at March 31, 2020

Investments in Investment Funds	$—	$—	$122,945	$75,799,450	$75,922,395

During the year, $122,945 of the Company’s investments in Investment Funds previously not categorized within the fair value hierarchy was transferred into the Level 3 category on the basis of relevant secondary market transaction activity. The respective valuation technique employed by the Company for the Level 3 investments in Investment Funds was a market approach, where the unobservable input used is represented by a transaction based value.

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $75,799,450 have not been categorized in the fair value hierarchy.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2020 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. 100 percent of the Investment Funds in this strategy has monthly liquidity, subject to a 60 day notice period.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly to semi-annual liquidity, subject to a 60 to 180 day notice

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

period. Approximately 11 percent of Investment Funds in this strategy are subject to hard lock provisions to be lifted after 12 months to 24 months. Approximately 55 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 17 percent of the Investment Funds in this strategy have temporarily suspended redemptions. The remaining approximately 17 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Approximately 59 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 32 percent of the Investment Funds in this strategy have temporarily suspended redemptions. The remaining approximately 9 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company had no unfunded commitments to Investment Funds as of March 31, 2020.

4.	Derivative Financial Instruments

The Company engages in various portfolio investment strategies using derivative contracts to increase the returns of the Company. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

The Company held no derivatives as of March 31, 2020.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

The following table presents the effect of derivative financial instruments in the Statement of Operations for the year ended March 31, 2020, which is included within net realized gain from securities and derivative contracts:

Option Contracts
Net Realized Gains on:
Equity Call Options	$ 310,892

For the year ended March 31, 2020, the average balances(1) of outstanding derivative financial instruments at each month end was as follows:

Option Contracts:
Equity Call Options:
Average notional amount	180,045

(1)	The average balance amounts outstanding are representative of the average volume activity for the year ended March 31, 2020.

5.	Management Fee, Administrative Fee, Related Party Transactions and Other

The Adviser provides investment management services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In consideration for such services, the Company pays the Adviser a monthly management fee of 0.071% (0.85% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC (“Hastings”), an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Underwriting fees in the amount of $8,000 were accrued on a monthly basis. Total amounts expensed related to underwriting fees by the Company for the year ended March 31, 2020 were $96,000 included on the Statement of Operations of which $8,000 remains payable and is included in accounts payable and other accrued expenses on the Statement of Assets and Liabilities. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares. The Adviser or its affiliates, including the Principal Underwriter, may pay from their own resources compensation to the placement agents in connection with placement of Shares or servicing of investors. As to each investor referred by a placement agent to date, such additional compensation will be in the range of 0.1% to 0.2% of the value of the Shares held by the investor per annum.

The Adviser and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) have separate agreements with the Company and act as co-administrators to the Company. BNYM provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company. Total amount

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

expensed relating to administration services provided by BNYM for the year ended March 31, 2020 was $247,411 and are included in administration fees on the Statement of Operations of which $19,332 remains payable and is listed as accounts payable and other accrued expenses on the Statement of Assets and Liabilities.

The Adviser provides a variety of administrative and shareholder services under an administrative services agreement with the Company. The Adviser is paid an annual fee, payable monthly and, as of July 1, 2019, calculated at 0.09% of the Company’s monthly net assets. The fees relating to these services in the amount of $100,597 were waived for the year ended March 31, 2020.

In order to limit the ordinary expenses of the Company, the Adviser has agreed to waive part or all of the management fee to the extent necessary to prevent the Company’s ordinary expenses from exceeding 1.50% per annum of its average monthly net assets, excluding expenses in the underlying Investment Funds. However, there can be no guarantee that the intended 1.50% per annum ratio can be maintained (e.g., it would be exceeded if the Management Fee were waived in full and doing so nonetheless was insufficient to maintain that ratio). In addition, the Company subsequently would repay the fee waiver/expense reimbursement to the Adviser so long as the repaid amount does not cause the Company, during a year in which repayment is made, to exceed that intended maximum of 1.50% per annum ratio. There will be no repayment unless it can be made during the three years following the fiscal year during which the Company waived the applicable fees or reimbursed the applicable expenses. The management fees in the amount of $319,035 were waived for the year ended March 31, 2020.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge Multi-Adviser Hedge Fund Portfolios LLC, an annual retainer effective July 1, 2018, of $90,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $5,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

Total amounts expensed related to Directors by the Company for the year ended March 31, 2020 were $43,369, of which $20,060 remains payable.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2020 were $18,568 of which $1,584 remains payable and is listed as accounts payable and other accrued expenses on the Statement of Assets and Liabilities.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

The Company has elected to, and intends to meet the requirements necessary to, qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Company must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. To facilitate compliance with certain asset diversification requirements, the Company retains an independent third-party service provider. The primary roles of the third-party service provider are to collect and aggregate information with respect to the Investment Funds’ holdings and to test the Company’s compliance with certain asset diversification requirements each quarter. Total amount expensed relating to these services for the year ended March 31, 2020 was $94,046 and is included in risk monitoring fees on the Statement of Operations of which $8,190 remains payable and is listed as accounts payable and other accrued expenses on the Statement of Assets and Liabilities.

6.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2020, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation as of March 31, 2020.

Cost of purchases*	$36,380,893

Proceeds from sales*	$46,446,837

Gross unrealized appreciation	$3,016,681
Gross unrealized depreciation	(15,621,024)

Net unrealized depreciation	$(12,604,343)

*

Cost of purchases and proceeds from sales include non-cash transfers of $255,893 for the year ended March 31, 2020, representing transfers between share classes within the same Investment Fund, onshore and offshore Investment Funds under the same manager, and Investment Funds under the same manager.

The entire non-cash transfers was recorded as a redemption receivable at March 31, 2019.

7.	Loan Payable

Line of Credit

On June 27, 2019, the Company renewed an uncommitted line of credit (the “Advised Line of Credit”) with an unaffiliated bank, expiring on June 26, 2020. Subject to the terms of the Advised Line of Credit Agreement, the Company may borrow up to $10,000,000 (the “Maximum Amount”). The Company pays interest on the unpaid principal balance at a rate per annum for each day equal to the sum of (a) two percent (2%) per annum, plus (b) the higher of (i) the Federal Funds Effective Rate in respect of such day, and (ii) Overnight LIBOR rate in respect of such day, but in any case not in excess of the maximum rate permitted by law. In addition, the Company will pay to the lender an administration fee in an amount equal to $20,000 per annum, payable quarterly in arrears

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

commencing June 27, 2019, and on the termination of the agreement. The administration fee for the year ended March 31, 2020 was $20,000 and is included in miscellaneous fees on the Statement of Operations of which $5,000 remains payable and is listed as accounts payable and other accrued expenses on the Statement of Assets and Liabilities.

For the year ended March 31, 2020, the Company’s average interest rate paid on the Line of Credit was 3.95% per annum and the average loan outstanding was $2,776,488 during the periods whereby the Company had a loan outstanding. The Company had no outstanding amount under the Line of Credit at March 31, 2020. Interest expense for the year ended March 31, 2020 was $50,335 of which none remains payable.

8.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase 5% to 25% of total outstanding Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

Transactions in Shares were as follows for the years ended March 31, 2020 and March 31, 2019:

	March 31, 2020	March 31, 2019
Shares outstanding, beginning of year	115,610.800	82,639.760
Shares purchased *	14,870.765	35,452.431
Shares issued for reinvestment of distributions	3,596.562	3,660.705
Shares redeemed	(8,277.033)	(6,142.096)

Shares outstanding, end of year	125,801.094	115,610.800

*	The shares purchased include 19,760.615 shares that were transferred from SkyBridge Multi- Adviser Hedge Fund Portfolios LLC during the year ended March 31, 2019.

9.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

10.	Income Taxes

Net investment loss and net realized gain (loss) differ for financial statements and tax purposes. The primary reason for differences between the earnings reported, the federal tax cost of investments and the related amounts reported on the Company’s Statement of Assets and Liabilities as of March 31, 2020, relates to differences arising from the application of federal tax rules pertaining to the treatment of the Company’s investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

These book-tax differences are the result of the Company using differing methods of measuring realized gain and loss for book and tax purposes as described previously in these notes. Partnerships provide a Schedule K-1 which report tax information as to their income, expenses, gains and losses. Such reported items are recorded as taxable income or loss by the Company and increase or decrease its tax basis in the partnership. Certain PFICs for which the Company has elected to be treated as Qualified Electing Funds provide information as to the amounts of taxable income and gain to be recorded by the Company. For other PFICs, the Company has made a mark-to-market election which converts any unrealized gain to ordinary taxable income. In both these cases, the Company’s tax basis in the PFICs is increased.

These book-tax differences give rise to both temporary and permanent differences. Temporary book-tax differences result when the Company holds an investment in an Investment Fund. These temporary book-tax differences generally become permanent book-tax differences upon disposal of the investment in the Investment Fund.

Permanent book-to-tax differences result in the reclassification of amounts between “Distributable earnings” and “Paid-in capital” reported on the Company’s Statement of Assets and Liabilities as of March 31, 2020. As indicated above, such permanent differences are primarily the result of the tax differences for federal tax purposes of investment in partnerships and PFICs. In addition, the Company has additional permanent differences arising from non-deductible expenses. The Company’s total Shareholders’ capital was unaffected by these reclassifications, which had the following impact as of March 31, 2020:

Distributable earnings	Paid-in capital
$(63,509)	$63,509

The tax basis of distributable earnings as of March 31, 2020 shown in the table below represent future distribution requirements the Company must satisfy under federal tax rules, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on investments for federal income tax purposes.

Undistributed ordinary income	Undistributed net capital gains/(capital loss carryforward)	Qualified late year loss deferrals	Accumulated net unrealized depreciation on investments	Distributable earnings (loss)
$ -	$ (7,312,592)	$ (1,558,122)	$ (24,234,649)	$ (33,105,363)

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

March 31, 2020

At March 31, 2020, the Company had a capital loss carryforward of $7,312,592, which can be used to offset future realized capital gains. In addition, for the year ended March 31, 2020, the Company will elect to defer qualified late year ordinary losses of $1,558,122. Under the federal tax rules, certain ordinary losses occurring after December 31 and capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following year (April 1, 2020).

As of March 31, 2020, the composition of the unrealized appreciation and depreciation on investments for federal income tax purposes are:

Gross unrealized appreciation	$2,702,252
Gross unrealized depreciation	(26,936,901)

Net unrealized appreciation	$(24,234,649)

The difference in the federal tax cost arises from the following:

Federal tax cost of investments	$100,157,044
Investments in partnerships	(9,225,941)
Investments in PFICs	(2,404,365)

Financial statement cost of investments	$88,526,738

The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company. The tax character of distributions paid by the Company for the year ended March 31, 2020 and 2019 were as follows:

	March 31, 2020	March 31, 2019
Ordinary income	$3,384,767	$3,612,469
Return of capital	351,799	116,873

Total distributions	$3,736,566	$3,729,342

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements except from below:

Since the start of January 2020, the outbreak of coronavirus, which is a rapidly evolving situation, has adversely impacted global commercial activities. The rapid development and fluidity of this situation precludes any prediction as its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The financial impact, if any, on the Company and its investments are uncertain at this time.

SkyBridge G II Fund, LLC

FEDERAL TAX INFORMATION

(Information Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended March 31, 2020: 1) 2.08% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code, and 2) 0.95% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In February 2021, shareholders will receive federal income tax information on all distributions declared in the calendar year 2020, including any distributions paid to their accounts between April 1, 2020 and January 31, 2021.

SkyBridge G II Fund, LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. Two of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the current Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge Multi-Adviser Hedge Fund Portfolios LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 4th Floor, New York, New York 10022.

SkyBridge G II Fund, LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

R. Stephen Hale (born 1951)	Director	December 2018 to present	Retired since 2017; prior thereto, Senior Hedge Fund Relationship Manager in Europe for BNP Paribas.	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Molly A. Hall*** (born 1975)	Director	October 2019 to present	Founder of Miramar Alternatives, LLC since 2016; prior thereto, Executive Vice President and Alternatives Strategies at PIMCO	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Steven Krull (born 1957)	Director	July 2011 to present	Professor Emeritus of Finance at Hofstra University; Business Consultant; Consultant at McGraw Hill Financial	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

***	Ms. Hall was elected to the Board of Directors on October 15, 2019. Charles Hurty resigned from the Board of Directors on October 16, 2019.

SkyBridge G II Fund, LLC

INTERESTED DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Raymond Nolte (born 1961)	President and Director (Chair)	July 2011 to present	Chief Investment Officer, SkyBridge (2010-present); CEO, Citigroup Alternative Investments Fund of Hedge Funds Group (2005-2010); President, Director and Portfolio Manager of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2005.	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Brett S. Messing*** (born 1964)	Director	October 2019 to present	President (since 2018), Partner and Chief Operating Officer (since 2019) at SkyBridge; Senior Advisor at Export — Import Bank of the United States (2017)	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

***	Mr. Messing was elected to the Board of Directors on October 15, 2019.

SkyBridge G II Fund, LLC

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Director	July 2011 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	July 2011 to present	Vice President, SkyBridge GII Fund, LLC (July 2011-present); Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Partner, SkyBridge Capital (January 2015-present)

A. Marie Noble (born 1972)	Chief Compliance Officer	July 2011 to present	Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2011 to present	Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Brahm Pillai (born 1979)	Secretary	July 2011 to present	SkyBridge GII Fund, LLC (July 2011-present); Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Director, SkyBridge Capital (January 2015-present)

*	Term of office of each officer is indefinite.

SkyBridge G II Fund, LLC

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period July 1, 2018 through June 30, 2019 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM NPORT-EX”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Company’s Form NPORT-EX is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Molly Hall is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $98,500 for 2019 and $90,000 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $17,600 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $75,500 for 2019 and $75,000 for 2020.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2019 and $0 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE G II FUND, LLC

Proxy Voting Procedures

SkyBridge G II Fund, LLC (the “Fund”), and investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2012, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

Disclosure of Proxy Procedures. Commencing in 2011, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE: Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2011, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE: Required with the next such document filed with the SEC on or after [August 31, 2020].

Adopted: July 6, 2011

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

[Provide the disclosure as required by SEC Release 33-8458 regarding the Portfolio Manager(s) of the registrant. The disclosure required by this Item should be determined by client and fund counsel (and regulatory administration, if applicable).]

The information below was taken from the Skybridge G II Fund 033116 Form N-CSR. Please verify that the information below is and provide updated “as of” dates, other accounts managed and ownership information, as well as any other necessary edits. If a portfolio manager has changed since the last time it was reported, please provide all appropriate information for any new portfolio manager.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

[Raymond Nolte and Troy Gayeski] are currently the portfolio managers of the registrant’s portfolio and as such have primary responsibilities for the day-to-day management of the Company. In that capacity they receive significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s and Mr. Gayeski’s professional background is described in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present	CIO, SkyBridge Capital II, LLC (July 2010 to present)
Troy Gayeski (born 1974)	Portfolio Manager	March 2013 to present	Partner, SkyBridge Capital II, LLC (Jan. 2013-present); Managing Director, SkyBridge Capital II, LLC (Jan. 2011-Jan. 2013)

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of

[March 31, 2020]

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte/ Troy Gayeski	Registered Investment Companies:	2	$3.67B	0	$0
Raymond Nolte/ Troy Gayeski	Other Pooled Investment Vehicles:	7	$546mm	4	$540mm
Raymond Nolte/ Troy Gayeski	Other Accounts:	7	$169mm	0	$0

Potential Conflicts of Interests

As shown in the table above, Mr. Nolte and Mr. Gayeski are responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s and Mr. Gayeski’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte and Mr. Gayeski may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte and Mr. Gayeski to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members – As of [March 31, 2020]

Mr. Nolte has a minority equity stake in the Adviser and is also compensated by salary. The value of Mr. Nolte’s equity stake is affected by the financial results and profitability of SkyBridge as a whole, for which Mr. Nolte serves as a member of management.

Mr. Gayeski’s compensation is a combination of salary and discretionary bonus, including deferred compensation. The value of the discretionary bonus is affected by the financial results and profitability of SkyBridge as a whole. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4) Disclosure of Securities Ownership – As of [March 31, 2020]

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Raymond Nolte	$0
Troy Gayeski	$0

(b)    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SkyBridge G II Fund, LLC
By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)
Date 5/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date 5/28/2020
By (Signature and Title)* /s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date 5/28/2020

* Print the name and title of each signing officer under his or her signature.